Federated MDT Large Cap Growth Fund
A Portfolio of Federated MDT Series
CLASS A SHARES (TICKER QALGX)
CLASS B SHARES (TICKER QBLGX)
CLASS C SHARES (TICKER QCLGX)
INSTITUTIONAL SHARES (TICKER QILGX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2019
Federated MDT Large Cap Growth Fund (FMLCG) entered into an Agreement and Plan of Reorganization (the “Agreement”) providing for: (i) the transfer of all or substantially all of the assets of PNC Multi-Factor Large Cap Growth Fund (PMFLCG) (which offers Class A Shares, Class C Shares and Class I Shares) (the “PMFLCG Shares”) in exchange solely for Class A Shares, Class C Shares and Institutional Shares of FMLCG; (ii) the distribution of Class A Shares, Class C Shares and Institutional Shares of FMLCG to the holders of the outstanding PMFLCG Shares; and (iii) the liquidation and termination of PMFLCG upon the terms and conditions set forth in the Agreement (the “Reorganization”).
The above-described Reorganization was approved by the shareholders of PMFLCG at a special meeting of shareholders held on November 5, 2019, and the Reorganization became effective at 4:00 p.m. Eastern time on November 15, 2019. Upon the closing of the Reorganization, FMLCG's expenses on all FMLCG share classes have been reduced effective November 18, 2019. In addition, the “Termination Date” of the voluntary waiver and/or reimbursement of expenses described in the footnote to the table below shall be changed to the later of: (a) December 1, 2020; or (b) the date of the next effective Prospectus of FMLCG.

Accordingly, please delete the fee table and example under “Risk/Return Summary: Fees and Expenses” and replace them with the following:
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Class B Shares (B), Class C Shares (C) and Institutional Shares (IS) of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A class) of Federated Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 7 and in “Appendix B” to this Prospectus. If you purchase the Fund's IS Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.
Shareholder Fees (fees paid directly from your investment)	A	B	C	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.00%[1]	0.75%	0.75%	None
Other Expenses[2]	0.58%	0.58%	0.58%	0.33%
Total Annual Fund Operating Expenses[2]	1.33%	2.08%	2.08%	1.08%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.33)%	(0.33)%	(0.33)%	(0.33)%
Total Annual Fund Operating Expenses After Fees Waivers and/or Expense Reimbursements[2]	1.00%	1.75%	1.75%	0.75%
1	The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund's Board of Trustees (the “Trustees”).
2	Other Expenses, Total Annual Fund Operating Expenses, Fees Waivers and/or Expense Reimbursements and Total Annual Fund Operating Expenses after Fee Waivers and /or Expense Reimbursements have been restated due to an anticipated reduction in Other Expenses.
3	Effective November 18, 2019, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the A, B, C and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.74%, 1.74% and 0.74% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$678	$948	$1,239	$2,063
Expenses assuming no redemption	$678	$948	$1,239	$2,063
B:
Expenses assuming redemption	$761	$1,052	$1,319	$2,219
Expenses assuming no redemption	$211	$652	$1,119	$2,219
C:
Expenses assuming redemption	$311	$652	$1,119	$2,410
Expenses assuming no redemption	$211	$652	$1,119	$2,410
IS:
Expenses assuming redemption	$110	$343	$595	$1,317
Expenses assuming no redemption	$110	$343	$595	$1,317
November 22, 2019

Federated MDT Large Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454933 (11/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.